UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Form of 1997 Stock Option Plan Incentive Stock Option Agreement; Option Grants to President and Chief Executive Officer

FTI Consulting, Inc. (“FTI” or the “Company”) is filing this Form 8-K to file as Exhibits: the Form of 1997 Stock Option Plan Incentive Stock Option Agreement, the 1997 Stock Option Plan Incentive Stock Option Agreement dated October 28, 2004 awarding stock options exercisable for 22,500 shares of Common Stock to Jack B. Dunn, IV, President and Chief Executive Officer of the Company, and the 1997 Stock Option Plan Incentive Stock Option Agreement dated February 17, 2005 awarding stock options exercisable for 22,500 shares of Common Stock to Mr. Dunn, under Item 1.01 of Form 8-K in accordance with guidance of the Securities and Exchange Commission.

Standing stock option grants to Mr. Dunn are automatically made as of the date following FTI’s quarterly earnings release pursuant to resolutions first adopted by the Compensation Committee of the Board of Directors of FTI in December 1996. The stock option grants are made pursuant to one of FTI’s stock option plans, which have been approved by the stockholders of FTI and previously filed as exhibits to FTI’s periodic reports with the Securities and Exchange Commission. Mr. Dunn receives a fixed number of incentive stock options as of the date following the Company’s quarterly public earnings release at an exercise price equal to 10% above the closing price of a share of FTI’s common stock on the New York Stock Exchange. During 2004, each quarterly grant to Mr. Dunn has been for a stock option exercisable for 22,500 shares of Common Stock (as adjusted for prior stock splits and dividends). Each option will become vested and exercisable only if the market value of FTI’s Common Stock achieves a cumulative 25% increase in market value, but not earlier than one year after the date of grant. Each option will become exercisable eight years from the date of grant if the market value of FTI’s Common Stock does not reach the target value.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1	Form of 1997 Stock Option Plan Incentive Stock Option Agreement

10.2	1997 Stock Option Plan Incentive Stock Option Agreement dated October 28, 2004, awarding stock options exercisable for 22,500 shares of Common Stock

10.3	1997 Stock Option Plan Incentive Stock Option Agreement dated February 17, 2005, awarding stock options exercisable for 22,500 shares of Common Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 23, 2005	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of 1997 Stock Option Plan Incentive Stock Option Agreement

10.2	1997 Stock Option Plan Incentive Stock Option Agreement dated October 28, 2004, awarding stock options exercisable for 22,500 shares of Common Stock

10.3	1997 Stock Option Plan Incentive Stock Option Agreement dated February 17, 2005, awarding stock options exercisable for 22,500 shares of Common Stock